FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 1999

  Performance Asset Management Fund III, Ltd., A California Limited Partnership
             (Exact name of Registrant as specified in its charter)

        California                    0-28764                    33-0526128
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

         4100 Newport Place, Suite 400, Newport Beach, California 92660
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 949.797.3400.


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Item 1.   Changes in Control of Registrant. Not applicable.

Item 2.   Acquisition or Disposition of Assets. Not applicable.

Item 3. Bankruptcy or Receivership. On or about November 16, 1998, the State of California Department of Corporations ("Department") filed an action in Los Angeles County Superior Court, which action is entitled People of the State of California v. Vincent Galewick, et al. and which action has been assigned case number BC 200771, pursuant to the provisions of which the Department sought to have appointed by that court a receiver for the affairs of the Registrant and several related entities, including (i) Performance Development, Inc., a California corporation and the General Partner of the Registrant, and (ii) Performance Capital Management, Inc., a California corporation, which services, collects, purchases and sells portfolios of distressed indebtedness acquired by and on behalf of the Registrant and several other similar California limited partnerships. In the complaint filed by the Department in that action, the Department alleged that certain affiliates of the Registrant, i.e., Income Network Company, a California corporation and the Placement Manager for the offer and sale of limited partnership interests in the Registrant; and Vincent
          E. Galewick, President of Performance Development, Inc. and Performance Capital Management, Inc., caused to be omitted from certain documents filed with the Department, but not distributed to prospective investors, certain material information, which, in the


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          opinion  of  the  Department,  constituted  fraud.  As a  result,  the
          Department has concluded that a receiver was necessary for the affairs of the Registrant and its several related entities. The Registrant and the other defendants in that litigation matter deny all of the allegations of wrongdoing made by the Department in that litigation matter. On December 15, 1998, the court denied the request of the Department for the appointment of such a receiver.

          The complaint filed by the Department in that matter requests that (i) the Registrant make a rescission offer to each and every one of its limited partners; (ii) the Registrant make full and complete restitution to each and every limited partner of the Registrant accepting that rescission; (iii) the Registrant disgorge its unlawfully obtained profits; (iv) the Registrant pay the State of California $2,500.00 for each offer and sale of securities and for each instance of fraud committed by the Registrant in the offer and sale of securities. The Registrant denies that it has committed, directly or indirectly, fraud in the offer and sale of securities. Therefore, the Registrant opposes any order for rescission or restitution and any order regarding payment of any amount whatsoever to the State of California.

          On December 15, 1998, the Los Angeles Superior Court issued an preliminary injunction regarding the Registrant pursuant to which the Registrant and its General Partner, agents, employees, attorneys, and those persons in active concert or participation with any of those persons are enjoined temporarily from, directly or indirectly, (i) transferring, changing, dissipating, converting, concealing or otherwise disposing of in any manner any funds, assets, claims or other property or asset or interest therein, owned or controlled by, or in the possession or custody of the Registrant; (ii) destroying, mutilating, concealing, transferring, altering or otherwise disposing of in any manner any books, records, computer records, computer programs, computer files, computer printouts, correspondence, memoranda, brochures or any other writings or documents of any kind pertaining in any manner to Registrant; or (iii) transferring, assigning, selling, hypothecating or otherwise disposing of any securities, including any investment contracts or other securities or interest in the Registrant. The Registrant has complied and will continue to comply with the provisions of that preliminary injunction.

          On or about December 23, 1998, the Registrant filed a petition with the United States Bankruptcy Court, Central District of California, Santa Ana Division, for reorganization, pursuant to Chapter 11 of the federal Bankruptcy Code. That action has been assigned case number SA 98-27105-RA. In addition to the Registrant, certain entities affiliated with the Registrant also filed similar actions in the same court, including, but not limited to, Performance Development, Inc. The reorganization filing by Performance Development, Inc. was assigned case number SA 98-27042-RA. The Registrant and its General Partner are continuing in the operation and management of the Registrant's business as debtors-in-possession. Also filing a similar reorganization action was Performance Capital Management, Inc. The reorganization filing by Performance Capital Management, Inc. was assigned case


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          number SA 98-27043-RA.

          The filing by the Registrant of that petition in that Bankruptcy Court preempted the appointment of a receiver for the Registrant. The enforcement nature of the action filed by the Department in the Los Angeles County Superior Court was not stayed by the filing of that bankruptcy petition; and, therefore, the enforcement aspect of that litigation matter will be ongoing in the Los Angeles County Superior Court.

          Many of the motions and applications to be presented to the Bankruptcy Court will involve matters which ordinarily fall within the parameters of notices required to be given to all creditors, but which will not directly affect or impact the majority of those creditors or the various interest holders.

          The plan of reorganization contemplated by the Registrant involves reorganizing the Registrant; Performance Capital Management, Inc.; Performance Development, Inc.; and four other California limited partnerships with and into a Delaware corporation, Performance Asset Management Company ("PAMCO"), as a result of which the creditors and interest holders of the Registrant; Performance Development, Inc.; Performance Capital Management, Inc. and those other California limited partnerships shall receive, in exchange for their claims and interests, shares of PAMCO's common stock, which, as a result of the confirmation of the reorganization plan, should be considered "unrestricted" securities.

          The Registrant and the related debtors will provide notice to all creditors and interest holders, including trade creditors, employees, independent contractors and the limited partners of the Registrant and the other California limited partnerships, of (i) the hearing to consider approval of disclosure statements; (ii) the hearing to consider confirmation of the reorganization plan; (iii) the notices regarding the date fixed for filing proofs of claim or interests against the estates (bar date); (iv) the hearing regarding any dismissal or conversion of the bankruptcy filings; (v) the hearings regarding any matters directly affecting a particular creditor, interest holder or entity; and (vi) such other hearings during the course of those cases as the Court may require specifically.

          The date that an order confirming that plan of reorganization will be entered is unknown. In fact, no guaranty or assurance can be provided that such plan of reorganization will be confirmed by the bankruptcy court.

          The Department may oppose any plan of reorganization. Moreover, the Department has concluded that the action brought against the Registrant and those related entities is a police power action and, therefore, not subject to the provisions of any automatic stay which may be available for the benefit of the Registrant and those related entities. On December 29, 1998, the bankruptcy court appointed James Joseph, Attorney-at- Law, as the Trustee of the Registrant and those related entities.


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Item 4.   Changes in Registrant's Certifying Accountant. Not applicable.

Item 5.   Other Events.

Item 6.   Resignations of Registrant's Directors. Not Applicable.

Item 7.   Financial Statements and Exhibits. Not Applicable.

Item 8.   Change in Fiscal Year. Not Applicable.

Item 9.   Sales of Equity Securities Pursuant to Regulation S. Not Applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 1999          Performance Asset Management Fund III, Ltd.,
                                A California Limited Partnership

                                By:  Performance Development, Inc.,
                                     a California corporation


                                By:  _______________________________
                                     Vincent E. Galewick

                                Its: President



                                                             Approved: _________
                                                                          JJ


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